AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON
		    OCTOBER 15, 1996

                                  REGISTRATION NO. 333-09621
=================================================================
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549
               -----------------------------------
                POST-EFFECTIVE AMENDMENT NO. 1 TO
                            FORM S-1
                     REGISTRATION STATEMENT
                              UNDER
                   THE SECURITIES ACT OF 1933
               -----------------------------------
                      METTLER-TOLEDO, INC.
          (SUCCESSOR BY MERGER TO MT ACQUISITION CORP.)
     (Exact name of registrant as specified in its charter)

       DELAWARE               3596             34-1538688
    (State or other         (Primary        (I.R.S. Employer
    jurisdiction of         Standard     Identification Number)
   incorporation or        Industrial
     organization)       Classification
                          Code Number)

IM LANGACHER, P.O. BOX                     ROBERT F. SPOERRY
        MT-100                            METTLER-TOLEDO, INC.
  CH 8606 GREIFENSEE,                      PARK AVENUE TOWER
      SWITZERLAND                         65 EAST 55TH STREET,
    41-1-944-22-11                             27TH FLOOR
(Address, including zip                    NEW YORK, NEW YORK
  code, and telephone                            10022
number, including area                       (212) 644-5900
 code, of registrant's                      (Name, address,
  principal executive                     including zip code,
       offices)                          and telephone number,
                                          including area code,
                                          of agent for service
                                            for registrants)

                   METTLER-TOLEDO HOLDING INC.
     (Exact name of registrant as specified in its charter)

    DELAWARE                 3596                 13-3900409
(State or other        (Primary Standard       (I.R.S. Employer
jurisdiction of    Industrial Classification    Identification
incorporation or         Code Number)               Number)
 organization)

                  IM LANGACHER, P.O. BOX MT-100
                      CH 8606 GREIFENSEE,
                          SWITZERLAND
                        41-1-944-22-11
                    (Address, including zip
                  code, and telephone number,
                    including area code, of
                    registrant's principal
                      executive offices)

                    -----------------------
                          COPIES TO:

    TIMOTHY E. PETERSON, ESQ.     DAVID J. BRITTENHAM, ESQ.
  FRIED, FRANK, HARRIS, SHRIVER      DEBEVOISE & PLIMPTON
           & JACOBSON                  875 THIRD AVENUE
       ONE NEW YORK PLAZA         NEW YORK, NEW YORK  10022
    NEW YORK, NEW YORK  10004           (212) 909-6000
         (212) 859-8000

                    -----------------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. []

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. []

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. []

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. []

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. []

  THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                        EXPLANATORY NOTE

  This Amendment is filed for the purpose of including as an exhibit to the Registration Statement (No. 333-09621) the Assumption of 1933 Act Liabilities (the "Assumption"), dated as of October 15, 1996, executed by Mettler-Toledo, Inc. ("MTI"), successor by merger to MT Acquisition Corp. ("Issuer").

  This Amendment includes the Amendment facing page, this page, the Exhibit list, the signature page, an Exhibit index and the Assumption. The Prospectus has been omitted from this Amendment as no changes have been made to the Prospectus previously filed on October 4, 1996.


                             PART II
             INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.  EXHIBITS.

     (a)  Exhibits:

EXHIBIT
NUMBER  DESCRIPTION OF DOCUMENTS
------- ------------------------

1.1     -Form of Purchase Agreement**
2.1 -Stock Purchase Agreement between AEA-MT Inc., AG fur Prazisionsinstrumente and Ciba-Geigy AG, as amended**
3.1     -Certificate of Incorporation of the Issuer**
3.2     -By-laws of the Issuer**
3.3     -Certificate of Incorporation of Holding**
3.4     -By-laws of Holding**
4.1     -Form of Indenture**
4.2 -Form of Supplemental Indenture (included in Form of Indenture filed as Exhibit 4.1)**
4.3     -Specimen Note (included in Form of Indenture filed as
          Exhibit 4.1)**
5.1 -Opinion of Fried, Frank, Harris, Shriver & Jacobson, counsel to the Company**
10.1 -Form of Credit Agreement between MT Acquisition Corp. and Mettler-Toledo Holding AG, as borrowers, and Merrill Lynch Capital Corporation, as documentation agent and the lenders party thereto**
10.2 -Form of Management Consulting Agreement between the Company and AEA Investors Inc.**
10.3 -Form of Tax Sharing Agreement between Mettler-Toledo, Inc. and MT Investors**
12.1    -Computation of Ratio of Earnings to Fixed Charges**
21.1    -Subsidiaries of the Company**
23.1 -Independent Auditors' Report on Schedule and Consent of KPMG Fides Peat**
23.2    -Consent of KPMG Fides Peat**
23.3    -Consent of KPMG Fides Peat**
23.4 -Consent of Fried, Frank, Harris, Shriver & Jacobson (included in opinion filed as Exhibit 5.1)**
24.1    -Powers of Attorney**
25.1    -Statement of Eligibility of Trustee**
27.1    -Financial Data Schedule**
99. -Assumption of 1933 Act Liabilities, dated as of October 15, 1996, executed by Mettler-Toledo, Inc. (as successor by merger to MT Acquisition Corp.)*


*  Filed herewith
** Previously filed


                           SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment to the Registration Statement (No. 333-09621) to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York on this 15th day of October, 1996.

                              METTLER-TOLEDO HOLDING INC.


                              By:   /s/ ROBERT F. SPOERRY
                                  -----------------------
                                   Robert F. Spoerry
                                   President and
                                     Chief Executive Officer



  Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

        Signature              Title                Date
        ---------              -----                ----

  /s/ ROBERT F. SPOERRY    President and       October 15, 1996
-------------------------  Chief Executive
    Robert F. Spoerry      Officer and
                           Director
                                               October 15, 1996
            *              Head, Finance and
-------------------------  Control (Principal
         Fred Ort          financial and
                           accounting
                           officer)
                                               October 15, 1996
            *              Director
-------------------------
     Thomas P. Salice

            *              Director            October 15, 1996
-------------------------
    Alan W. Wilkinson



By:  /s/ ROBERT F. SPOERRY
     ------------------------
      Robert F. Spoerry
      Attorney-in-Fact

                           SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment to the Registration Statement (No. 333-09621) to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York on this 15th day of October, 1996.

                              METTLER-TOLEDO, INC.
                              (Successor by merger to MT
                                 Acquisition Corp.)


                              By:   /s/ ROBERT F. SPOERRY
                                  -----------------------
                                   Robert F. Spoerry
                                   President and
                                     Chief Executive Officer



  Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration
Statement has been signed by the following persons in the capacities and on the dates indicated:

        Signature              Title                 Date
        ---------              -----                 ----

  /s/ ROBERT F. SPOERRY    President and       October 15, 1996
-------------------------  Chief Executive
    Robert F. Spoerry      Officer and
                           Director
                                               October 15, 1996
            *              Head, Finance and
-------------------------  Control (Principal
         Fred Ort          financial and
                           accounting
                           officer)
                                               October 15, 1996
            *              Director
-------------------------
     Thomas P. Salice

            *              Director            October 15, 1996
-------------------------
    Alan W. Wilkinson



By:  /s/ ROBERT F. SPOERRY
     ------------------------
      Robert F. Spoerry
      Attorney-in-Fact


                        INDEX TO EXHIBITS
                        -----------------

EXHIBIT                                         Sequential
NUMBER   DESCRIPTION OF DOCUMENTS                Page No.
-------  ------------------------               ----------

1.1      -Form of Purchase Agreement**
2.1      -Stock Purchase Agreement between AEA-
           MT Inc., AG fur
           Prazisionsinstrumente and Ciba-Geigy
           AG, as amended**
3.1      -Certificate of Incorporation of the
           Issuer**
3.2      -By-laws of the Issuer**
3.3      -Certificate of Incorporation of
           Holding**
3.4      -By-laws of Holding**
4.1      -Form of Indenture**
4.2      -Form of Supplemental Indenture
           (included in Form of Indenture filed
           as Exhibit 4.1)**
4.3      -Specimen Note (included in Form of
           Indenture filed as Exhibit 4.1)**
5.1      -Opinion of Fried, Frank, Harris,
           Shriver & Jacobson, counsel to the
           Company**
10.1     -Form of Credit Agreement between MT
           Acquisition Corp. and Mettler-Toledo
           Holding AG, as borrowers, and
           Merrill Lynch Capital Corporation,
           as documentation agent and the
           lenders party thereto**
10.2     -Form of Management Consulting
           Agreement between the Company and
           AEA Investors Inc.**
10.3     -Form of Tax Sharing Agreement
           between Mettler-Toledo, Inc. and MT
           Investors**
12.1     -Computation of Ratio of Earnings to
           Fixed Charges**
21.1     -Subsidiaries of the Company**
23.1     -Independent Auditors' Report on
           Schedule and Consent of KPMG Fides
           Peat**
23.2     -Consent of KPMG Fides Peat**
23.3     -Consent of KPMG Fides Peat**
23.4     -Consent of Fried, Frank, Harris,
           Shriver & Jacobson (included in
           opinion filed as
           Exhibit 5.1)**
24.1     -Powers of Attorney**
25.1     -Statement of Eligibility of
           Trustee**
27.1     -Financial Data Schedule**
99.      -Assumption of 1933 Act Liabilities,
           dated as of October 15, 1996,
           executed by Mettler-Toledo, Inc. (as
           successor by merger to MT
           Acquisition Corp.)*


*  Filed herewith
** Previously filed

               ASSUMPTION OF 1933 ACT LIABILITIES


     KNOW ALL MEN BY THESE PRESENTS, that Mettler-Toledo, Inc. a Delaware corporation (the "Company"), does hereby assume and agree to be responsible for all liabilities arising out of or relating to the Registration Statement on Form S-1, filed by MT Acquisition Corp. and Mettler-Toledo Holding Inc., with the
United States Securities and Exchange Commission, file No. 333-
09621, any pre-effective or post-effective amendment filed in connection therewith and any additional Registration Statement filed under Rule 462(b) of the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, in connection therewith, whether such liability is contingent or absolute, of whatever kind or nature, whether arising prior to or on or after, and whether determined or indeterminable on, the date hereof, and whether or not specifically referred to in this Assumption of 1933 Act Liabilities to the same extent as MT Acquisition Corp.
has been or may be liable.

     IN WITNESS WHEREOF, the Company has caused this Assumption of 1933 Act Liabilities to be executed as of this 15th day of October, 1996.


                              METTLER-TOLEDO, INC.

                                   /s/ Robert F. Spoerry
                              -----------------------------
                              By:     Robert F. Spoerry
                              Title:  President